UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

(Exact Name of Registrant as Specified in Charter)

OHIO	001-11302	34-6542451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At KeyCorp’s 2018 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 10, 2018, shareholders elected all fifteen of the directors nominated by the KeyCorp Board of Directors. Each director received a greater number of votes cast for his or her election than votes against from his or her election, as stated below. The shareholders also ratified the appointment of Ernst & Young LLP as KeyCorp’s independent auditor for 2018, approved on an advisory basis KeyCorp’s executive compensation as described in KeyCorp’s 2018 proxy statement, and rejected a shareholder proposal seeking to reduce the ownership threshold to call a special shareholder meeting. The final voting results from the meeting are as follows:

Proposal One—Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Bruce D. Broussard	836,343,068	6,676,913	1,749,782	94,639,494
Charles P. Cooley	839,717,951	3,433,270	1,627,502	94,639,494
Gary M. Crosby	838,199,923	4,829,765	1,749,034	94,639,494
Alexander M. Cutler	812,575,840	30,581,777	1,621,105	94,639,494
H. James Dallas	828,156,292	14,964,082	1,658,348	94,639,494
Elizabeth R. Gile	839,822,414	3,346,912	1,609,044	94,639,494
Ruth Ann M. Gillis	839,506,053	3,522,645	1,750,024	94,639,494
William G. Gisel, Jr.	835,663,210	7,406,389	1,709,124	94,639,494
Carlton L. Highsmith	839,282,005	3,636,119	1,860,598	94,639,494
Richard J. Hipple	839,369,084	3,524,632	1,885,006	94,639,494
Kristen L. Manos	839,844,896	3,423,709	1,510,117	94,639,494
Beth E. Mooney	814,203,796	21,382,218	9,192,701	94,639,494
Demos Parneros	839,382,826	3,595,753	1,800,143	94,639,494
Barbara R. Snyder	836,529,808	6,728,770	1,520,145	94,639,494
David K. Wilson	839,646,012	3,385,865	1,746,845	94,639,494

Proposal Two—Ratification of the Appointment of Ernst & Young LLP as KeyCorp’s Independent Auditors for 2018

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTE
919,892,641	17,999,910	1,525,665	—

Proposal Three—Advisory Approval of KeyCorp’s Executive Compensation

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTE
791,548,060	50,257,125	2,973,537	94,639,494

Proposal Four—Shareholder Proposal Seeking to Reduce the Ownership Threshold to Call a Special Shareholder Meeting

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTE
400,864,111	439,977,486	3,937,125	94,639,494

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KeyCorp

Date: May 11, 2018	/s/ Paul N. Harris
	By:	Paul N. Harris
Secretary and General Counsel